SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 30, 2004
                                                       (November 23, 2004)

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                        0-22515                 20-0612376
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)


                               545 West 500 South
                              Bountiful, Utah 84010
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (801) 677-7673
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Appointment of Principal Officer

On November 23, 2004, the Board of Directors of Speaking Roses International, Inc. ("Speaking Roses") appointed Van Norman as Chief Operating Officer. Mr. Norman joined Speaking Roses in September, 2004. Before joining the company, he was cofounder and president of AutoSimulations, Inc. (ASI). ASI developed and sold industrial control software and services to Fortune 500 manufacturers world-wide. ASI was sold in 1996 to Daifuku of Japan. Mr Norman continued to run the business for Daifuku and a subsequent owner Brooks Automation (BRKS) until 2002. Mr. Norman has extensive experience in managing software development, manufacturing operations and international industrial sales. Mr. Norman has a degree in Mathematics from the University of Utah.

ITEM 7.01. Regulation FD Disclosure

On November 30, 2004, Speaking Roses issued a press release relating to the appointment of a new Chief Operating Officer and the hiring of a Director of Marketing The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press Release  dated November 30, 2004, "Speaking
                              Roses Appoints New Chief Operating Officer"
----------------------------- --------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2004

Speaking Roses International, Inc.

By:  /s/ Blaine Harris
     ----------------------------------
         Blaine Harris,
         Chief Executive Officer



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




                                  EXHIBIT INDEX


----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press Release  dated November 30, 2004, "Speaking
                              Roses Appoints New Chief Operating Officer"
----------------------------- --------------------------------------------------



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